Exhibit 99.01
Investor PresentationBAML Refining Conference March 2014
Safe Harbor Statement Statements contained in this presentation that state the company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," "intend," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview

- **World's largest independent refiner**
  - 16 refineries
  - Approximately 2.9 million barrels per day (BPD) of throughput capacity, excluding suspended operations of the Aruba refinery
- **Created publicly traded Valero Energy Partners LP (NYSE: VLP), a traditional, logistics MLP with 100% fee-based revenues**
- **Approximately 7,400 branded marketing sites**
  - Nearly 1,900 sites belong to CST Brands, our former retail business that we spun off in May of 2013
  - Brands include Valero, Ultramar, Texaco, Shamrock, Diamond Shamrock, and Beacon
- **One of the largest renewable fuels companies**
  - 10 efficient corn ethanol plants with total of 1.2 billion gallons/year (78,000 BPD) production capacity, all located in resource-advantaged U.S. corn belt
  - Diamond Green Diesel JV plant has 9,300 BPD of renewable diesel production capacity
- **Approximately 10,000 employees**







3
Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Corpus Christi 325 205 19.9 Houston 165 90 15.1 Meraux 135 135 10.3 Port Arthur 350 330 12.6 St. Charles 280 190 17.5 Texas City 250 225 11.1 Three Rivers 100 95 12.4 Gulf Coast 1,605 1,270 14.1 Ardmore 90 86 12.1 McKee 170 168 9.5 Memphis 195 180 7.9 Mid-Con 455 434 9.3 Pembroke 270 220 9.7 Quebec City 235 230 7.7 North Atlantic 505 450 8.7 Benicia 170 145 16.1 Wilmington 135 85 15.8 West Coast 305 230 16.0 Total or Avg. 2,870 2,384 12.4 Valero's Geographically Diverse Operations 4 Suspended refinery operations in March 2012235,000 bpd capacity, Nelson Index of 8
Valero's Strategy to Enhance Returns and Increase Long-term Shareholder Value Increase Long-term Shareholder Value Increase Long-term Shareholder Value 5
Key Market Trends 6 Growth in U.S. and Canadian shale development provides North American resources advantageExpect strong supply growth in crude oil, natural gas, and natural gas liquids (NGLs)Industry is making significant infrastructure investments to move crude oil to refining markets and to process additional volumes of light crude oilLower-cost North American natural gas also provides competitive advantage and upgrading opportunitiesGlobal distillates demand growth yields higher marginsU.S. refiners, mainly on Gulf Coast, are competitively advantaged to export products and take market share from less competitive refiners in the Atlantic Basin: Western Europe, Mediterranean, and Caribbean
U.S. and Canadian Production Growth Provides Resource Advantage to North American Refiners Resource Advantage to North American Refiners Resource Advantage to North American Refiners 7 Source: EIA, Consultants, company announcements and Valero estimates; 2013 U.S. Crude imports as of December 2013 Crude production growth reduces imports Largest growth coming from U.S. shale crude and heavy Canadian crude

Valero's Estimate of Marginal Light Crude Oil Prices per Barrel within 24 Months


Alberta
Brent
-$13 to -$16
Rail $9/bbl
Alberta to Bakken
$1 to $2/bbl
to Eastern Canada
Rail $11 to $12/bbl
Bakken
Brent
$0 to -$4
Bakken
Brent
-$12 to -$15
U.S. Ship
$4 to
$5/bbl
to West Coast
Rail $13 to $15/bbl
USGC to Canada
Foreign Ship $2/bbl
to USEC
Rail $14 to
$17/bbl
to Cushing
Rail $9/bbl
Brent
+$1 to -$2
USEC
Brent + $2
Marginal Price
Setter
Brent-priced
crude
Cushing
Brent
-$5 to -$8
Midland
Brent
-$5 to -$8
to Houston
Pipe $4/bbl
to St. James
Rail $12/bbl
Expect Gulf Coast and Mid-Continent to have cost advantage versus East Coast, West Coast, and most foreign markets to Houston
Pipe $4/bbl
Brent
-$1 to -$5
Brent
-$0 to -$3
USGC to USEC
U.S. Ship $5 to $6/bbl
CC to Houston
$1 to $2/bbl
Houston to
St. James
$1 to $2 /bbl

8

Valero's Strategy to Supply Incremental Volumes of Cost-Advantaged Crude Oil

Gulf Coast Region

- **Expect refineries to benefit as flows increase on cost-efficient pipelines**
- **St. Charles:** approximately 20 MBPD rail unloading capacity ready in 1Q14, plan to rail neat Canadian bitumen in 2Q14 using Valero-owned rail cars; also using 35 MBPD barge capacity from Hartford, IL terminal
- **Port Arthur:** expect rail unloading facility of 70 MBPD capacity ready in 4Q14
- **Corpus Christi:** expect crude oil export dock online in 3Q14 with 25 MBPD capacity, increasing to 50 MBPD in 1Q15



West Coast Region

- **Benicia:** expect to deliver 30 to 50 MBPD of crude via rail unloading facility in 1Q15

North Atlantic Region

- **Quebec:** expect 100% of crude to be sourced from North American production near end of 2014, replacing costlier foreign imports
  - **Rail:** started at 30 MBPD light crude in August 2013, increased capacity to 60 MBPD by year-end
  - **Shipping:** light crude oil from Gulf Coast via lower-cost foreign-flagged vessels
  - **Pipeline:** Committed to receive substantial volume of light crude via Enbridge Line 9B and shuttled from Montreal via ship in 4Q14, based on Enbridge's estimated timing

9
Lower-Cost Natural Gas Provides Structural Advantage to U.S. and Canadian Refiners 10 Note: Per barrel cost of 800,000 mmBtu/day of natural gas consumption at 93% utilization (2.7 MMBPD) of Valero's throughput capacity $1.8 billion higher pre- tax annual costs $3.5 billion higher pre-tax annual costs Significant production from shale basins is expected to keep U.S. natural gas prices low and disconnected from global oil and LNG prices for foreseeable futureNatural gas is a cost-advantaged feedstock, not just an operating expense advantageConversion to hydrogen provides desulfurization and liquid volume expansionVLO refinery operations consume approximately 800,000 mmBtu/day of natural gas, split roughly in half between operating expense and cost of goods sold
(CHART) Global Distillates Demand Growth Yields Higher Margins 11 (CHART) Source: Argus Projected diesel growth rate is 1.5x gasoline Distillates (diesel, kero, jet fuel) margins are significantly higher than gasoline due to less spare distillates production capacity versus demandDistillates demand growth rate is much higher than gasolineEurope continues to be short diesel, but long marginal refining capacity that processes expensive crude oils and natural gas /bbl
U.S. Refining Capacity Is Globally Competitive and Continues to Take Market Share 12 U.S. flipped from importer to exporter on lower local demand and competitive advantagesRefiners in PADDs 2, 3, and 4 have higher utilization due to structural cost advantages for crude oil and natural gasGulf Coast refineries have taken market share in the Atlantic Basin via growing exports Source: EIA and IEA (U.S. & Europe data through December 2013) (CHART) Refinery Utilization by PADD, Trailing 12-months These regions have less-competitive capacity "Mid-con" "Gulf Coast" "West Coast" "Rockies" "East Coast" (CHART) U.S. Net Product Imports Source: EIA (2013 data is through December) "Western Europe" Net imports Net exports
(CHART) Continued Global Demand Growth Important to Refining Margins 13 Source: Consultant and Valero estimates World Petroleum Demand Growth MMBPD Emerging markets lead in terms of global petroleum demand growthParticularly strong growth in Latin America, Middle East, Africa, AsiaRefining is a global business - world growth impacts refiners in every market because products are generally storable, transportable, and fungible commodities
(CHART) World Refinery Capacity Growth Estimated Net Global Refinery Crude Distillation Additions 14 MMBPD Source: Consultant and Valero estimates; Net Global Refinery Additions = New Capacity + Restarts - Announced Closures Expect significant new global refining additions in the next several yearsMainly new plants in Asia and the Middle East, where demand growth is strongNew capacity announcements from Brazil, Mexico, and Colombia will likely be much smaller and much later than originally announced Other projects unlikely because of costs and other factors: Ecuador, Peru, Algeria, EgyptDue to yields, cost structure, and declining or flat demand growth, expect continued refinery shutdowns - primarily in Europe, Australia, and Japan Potential demand growth in range of 1.2 to 1.4 MMBPD
Growth Investments Comprise Approximately Half of Our Capital Spending 15 "Stay-in-business" spending 2013 spending included $63 million for retail (CST Brands) through April2015 spending not yet disclosed Total$3,000 Total$2,755
(CHART) Growth Investments Primarily in Logistics and Processing Cost-Advantaged Crude Oil 16 2014 estimated growth investments consist 72% of logistics and processing light crude oil (CHART) 2013 Growth Investments 2014 Growth Investments Total actual $1.255 billion Total estimate $1.525 billion Hydrocracking Nat Gas / NGL Upgrading & Petchems Other Processing Light Crude Oil Logistics Logistics Hydrocracking Nat Gas / NGL Upgrading & Petchems Processing Light Crude Oil Other

Logistics Growth Investments

Strategy

- **Increase access to cost-advantaged crudes**
- **Increase capability to export products and crudes**

Growth Investments

- **5,320 rail cars purchased, delivery in 4Q12 to 2Q15**
  - Approximately 55% general purpose, 45% coil-wrapped for heavy crudes
  - Approximately 2,000 received through February 2014
- **Crude rail unloading terminals at Quebec (2013), St. Charles (est. 1Q14), Port Arthur (est. 4Q14), and West Coast refineries (est. 2015)**
- **Quebec logistics to deliver crude oil via Enbridge Line 9B reversal, including tanks and ship, est. 4Q14**
- **Several investments to increase exports of products and exports of crude oil from Gulf Coast to Canada**
  - Expect Corpus Christi dock ready in 3Q14 and tanks in 1Q15
- **Other investments include pipelines, barges, tanks, and docks plus projects in development**





Expect most assets qualify for MLP drops

17

Valero Energy Partners LP (NYSE: VLP)

- **Traditional, logistics MLP with 100% fee-based revenues**
- **Valero retained significant ownership and control of VLP**
  - 68.6% of LP ownership comprised of common and subordinated units
  - 100% GP ownership and all associated IDRs
- **Valero's primary vehicle to grow logistics assets**
- **Expect at least 20% average annual distribution growth rate over next three years**
- **Expect first asset drop in 3Q14**
- **Valero has substantial portfolio of retained logistics assets to grow VLP**
  - Pursuing additional growth projects

Initial Assets

- Port Arthur Logistics System
- McKee Products System (1)
- Memphis Logistics System

Valero Energy Partners – Initial Assets



VALERO
ENERGY PARTNERS LP
VLP Headquarters
VLP Refined Products Terminal
VLP Crude Oil Terminal
VLP Refined Products Pipeline
VLP Crude Oil Pipeline
Valero Refinery
McKee
Products System
McKee Refinery
El Paso Pipeline
El Paso Terminal and Truck Rack
Port Arthur
Logistics
System
Lucas Terminal
Nederland Pipeline
Lucas Pipeline
12-10 Pipeline
El Vista Terminal
PAPS Terminal
Port Arthur Products Pipelines
Port Arthur Refinery
Memphis
Logistics
System
Collierville Terminal
San Antonio
TX
AR
LA
MS
TN

Asset Selection Criteria

- **Highly integrated with three key Valero refineries**
- **Long operating history**
- **Reliable, ratable, and stable operations**
- **High-quality and well-maintained**

(1) VLP owns a 33 1/3 undivided net interest in the system. NuStar Energy, L.P. owns the remaining undivided interest.

18

VALERO

Hydrocracking Growth Investments Increase Distillates Production

Strategy

- **Emphasize distillates production and natural gas consumption**
- **Designed to benefit from our outlook of:**
  - Relatively high crude and low natural gas prices
  - Strong global distillates demand growth and margins

Growth Investments

- **Increased Port Arthur hydrocracker permitted capacity to 60 MBPD, like new St. Charles unit**
  - Both new hydrocrackers performing well

New St. Charles Hydrocracker



- **10 MBPD Diamond Green Diesel JV plant started in 3Q13**
  - Uses hydroprocessing technology to make high-quality renewable diesel from corn oil, waste cooking oil, and animal fat
- **50 MBPD in lower-cost hydrocracker expansion projects in progress**
  - Estimated cost per barrel is significantly lower than the two grassroots units
  - Expanding Meraux hydrocracker capacity by 20 MBPD and increasing distillate yield expected in early 2015
  - Evaluating expansion of new Port Arthur and St. Charles hydrocrackers each by 15 MBPD in 2018

19

Investments to Process More Light Crude Oil

Strategy

- **Increase processing of North American cost-advantaged crude oil**
- **Current capability to run ~ 55% light crude**
  - 75% located in Gulf Coast and Mid-Continent

Growth Investments

- **McKee crude unit expansion of ~ 25 MBPD expected in first half of 2015 for $60 million**
- **Constructing two new crude oil topping units, expect to be online in early 2016**
  - 90 MBPD at Houston ~ $400 million
  - 70 MBPD at Corpus Christi ~ $350 million
  - Estimate >25% IRR on Brent to LLS parity
  - Sites selected due to configuration of oversized conversion capacity relative to crude capacity and bottoms-cracking capability
- **Also, evaluating projects at Port Arthur and Meraux**



Valero's North American
Light Crude Capacity
1,400
1,200
1,000
800
600
400
200
0
770
1,205
1,390
4Q13 Actual
Current Estimate
Future Estimate (with Projects)

20

Improving Our Refining Operations

- **Industry surveys reflect significant improvement over last six years**
  - Improved reliability also yielding benefits in staffing, operating cost, and energy efficiency
  - Further improvements expected as reliability programs continue to mature
- **Our goal is to become a 1st quartile refiner by maintaining a relentless focus on safety, environmental, and regulatory compliance**
  - Invested capital to revamp unreliable equipment and process designs
  - Developed and implemented reliability programs system-wide
  - Personnel committed to excellence

Improvement in Key Benchmarks



1st Quartile
2nd Quartile
3rd Quartile
4th Quartile
Mechanical Availability
Personnel Index
Maintenance Index
Non-Energy Capex
Energy Intensity Index
2012
2010
2008

Source: Solomon Associates and Valero Energy, includes Pembroke and Meraux

21

Valero's Ethanol Segment Generating Strong Returns

- **10 plants with total production capacity of 1.2 billion gallons/year**
  - **Acquired portfolio for $760 million, or average of only 35% of estimated replacement cost**
    - 2Q09: Acquired 7 plants
    - 1Q10: Added 3 plants
- **Significant cash generated since investment**
- **No change to strategy since acquisition rationale: optimize profit and returns on investment**
  - **Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment**
    - Since acquisition through 2013, we estimate 40% cash internal rate of return
- **Margins remain strong in 1Q14**



Ethanol Segment EBITDA
millions
$550
$450
$350
$250
$150
$50
-$50
2Q09 - 4Q09
2010
2011
2012
2013

Note: See Appendix for reconciliation of EBITDA to GAAP results

22

Returning More Cash to Stockholders and Maintaining Financial Strength

- **Returning more cash to stockholders**
  - Increased quarterly dividend from $0.05 per share in 2Q11 to $0.25 per share in 1Q14
  - Doubled the amount of cash returned to stockholders in 2013 versus 2012
  - Purchased 4.0 million shares in January 2014
- **Goal is to have one of the highest cash returns among peers via dividends and buybacks**
- **Spun off company-operated retail as CST Brands, equivalent to $3.60 per share of VLO, or $1.9 billion in total**
- **Maintaining investment grade credit rating is a priority**
  - Paid off $480 million of debt in 2013
  - Ended 2013 with $4.3 billion of cash, including $375 million for VLP
  - Net debt-to-cap ratio at 12/31/13 was 12%, excluding VLP's cash
  - Intend to pay off $200 million notes in April



Cash Returned to VLO Stockholders
millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Stock Buybacks
Dividends
2010
2011
2012
2013

23

We Believe Valero Is an Excellent Buy Today

Key Market Trends

- **Expect continued growth in North American oil, gas, and NGLs production**
- **Industry installing significant infrastructure to move crude oil to refining markets and process more volumes of light oil**
- **Lower-cost U.S. and Canadian natural gas provides competitive advantage**
- **Global distillates demand growth yielding higher margins**
- **U.S. competitively exporting into growing and undersupplied markets**

Valero's Strategy

- **Invest in growth projects that exploit North American resource advantages**
  - Logistics, hydrocracking for distillates, processing more domestic light crude oil, plus natural gas and NGLs upgrading projects
- **Unlock potential value of existing assets**
  - Spun off retail assets into publicly traded CST Brands
  - Created MLP to unlock value of our growing portfolio of logistics assets, pursuing asset drops
- **Pursue excellence in operations – 1st quartile in refining**
- **Return cash to stockholders**
  - Seek to grow regular dividend at sustainable rate
  - Return excess cash and concentrate value per share via stock buybacks

24
Appendix 25

Increasing Our Products Exports Capability

- **Exports enable Valero to maintain utilization rates or capture incremental margin**
- **Valero exports products based on economic optimization of:**
  - Prices in export versus domestic markets
  - Product quality and costs to meet export-market specifications
  - Transportation costs
- **Valero is investing to increase USGC products exports capability**
  - Gasoline from ~225 to ~250 MBPD
  - Diesel from ~325 to ~450 MBPD
- **Quebec and Pembroke refineries also export products**



Valero's U.S. Products Exports
MBPD
600
500
400
300
200
100
0
Diesel
Gasoline
2011 Actual
2012 Actual
2013 Actual
Recent Capacity

26

Upgrading Natural Gas to Methanol

VALERO

Strategy

- **Gas-to-liquids upgrading – very attractive syngas pricing**
- **U.S. is a growing methanol market and represents about 10% of the global market**
  - On average, the U.S. imported about 89% of its supply (~ 5 million tonnes/year or 110,000 BPD)
  - Southern Louisiana is the second largest methanol import hub for the U.S.
  - Primary uses for methanol are for production of formaldehyde, acetic acid, and other chemicals
- **Global demand is growing, particularly in Asia**



Methanol Demand
(million tonnes per year)
Estimate ~7% average annual growth rates of U.S. and global demand
110
100
90
80
70
60
50
40
12
11
10
9
8
7
6
5
4
Global (LHS)
U.S. (RHS)
Source: Argus/JJA
2009
2010
2011
2012
2013E
2014E
2015E
2016
2017
2018
2019
2020E

Potential Growth Investment

- **Evaluating the construction of a world-scale methanol plant at our St. Charles refinery**
  - Capacity of 1.6 to 1.7 million tonnes/year (36,000 to 38,000 BPD)
  - Captures price spread between low-cost natural gas and methanol
  - Methanol is a very cost-efficient way to convert natural gas to liquids and move to higher-value export markets
  - If approved, project could startup in 2018
  - Potential competitive advantages lie in lower capital cost and plant operation

Source: Methanol data from Jim Jordan and Associates, an Argus Media Company

27

NGLs Upgrading Presents an Opportunity to Create Value

Strategy

- **Consistent strategy – feedstock advantage and bolt-on/synergistic project**
- **Expect continued growth in supply of NGLs and condensates**
- **Expect length in the domestic NGLs and condensates supply will create structurally lower prices versus global markets**

Potential Growth Investment

- **Evaluating the construction of a new 12.5 MBPD alkylation unit at our Houston refinery**
  - If approved, project could startup start up in 2017
  - Conversion of NGLs (butylenes and pentenes) into alkylate, a higher-value gasoline blendstock
  - Captures large price spread between isobutane and alkylate
- **Evaluating additional BTX recovery throughout our refining system**



MMBPD
U.S. NGLs Supply
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Estimate ~4% average annual growth from 2012 to 2020
2000
2002
2004
2006
2008
2010
2012
2014E
2016E
2018E
2020E

Source: Consultant and Valero estimates; NGL supply includes ethane, propane, butane, and natural gasoline



$/gal
USGC Alkylate/Isobutane Differential
2.00
1.50
1.00
0.50
0.00
1Q07
3Q07
1Q08
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
3Q12
1Q13
3Q13

Source: Argus

28
Unlocked Value via Retail Spinoff Spun off to stockholders our retail business on May 1, 2013CST Brands, Inc. trading on the NYSE under the ticker symbol "CST" CST has traded at approximately double the earnings valuation of VLO, unlocking shareholder valueValero received nearly $1 billion in net cash from the entire dispositionNet of tax liability and working capital benefit to CSTValero liquidated in November 2013 its 20% retained interest in CST common stock, or 15 million sharesCST Brands is now Valero's largest wholesale customerValero provides CST with ethanol-blended fuels 29
Improving Our Safety and Environmental Performance Safety is our highest priority: our goal is zero injuriesFrequency of Tier 1 process safety events has steadily decreasedSince 2007, environmental event frequency declined by over 65% 30 *Source: U.S. Bureau of Labor Statistics; Legacy refineries data exclude Pembroke and Meraux (CHART) (CHART) (CHART)
(CHART) Our Crude and Feedstock Supply 31 Valero's crude and intermediate feedstock runs were approximately 2.3 million bpd in 2013, and 120 unique crudes were processedCrude and intermediate feedstock inventories typically range from 50 to 60 million barrels throughout the yearAll crude is hedged against LIFO inventory levels to protect against volatile swings in crude price between date of purchase and date of delivery/consumption at the refineries A majority of Valero's crude oil purchases are under term contracts, and nearly all purchases have market-based pricingCrude and feedstocks are received by tanker ship, barge, pipeline, rail, and truck MBPD
Valero's Processing of Cost-Advantaged U.S. and Canadian Crude Continues to Grow 32 (CHART) Note: Non-U.S. and Canadian crude runs exclude Valero's Pembroke Refinery. Cost-advantaged crudes exclude imports and historically discounted medium sour crudes, such as Mars/ASCI domestic; heavy sour crudes, such as Maya; and high-acid crudes, such as Pazflor.
(CHART) Crude Oil Prices Versus ICE Brent 33 $/bbl Source: Argus; 2014 year-to-date through February 26. LLS prices are roll adjusted.
Valero's Regional Refinery Indicator Margins 34 Source: Argus; 2014 year-to-date through February 26; see Appendix for details on refinery configuration assumptions
Definitions of Valero's Regional Indicator Margins Gulf Coast Indicator: (GC Colonial 85 CBOB A grade- LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline prompt - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS - Mars Month 1) x 40%Mid-con Indicator: [(Group 3 CBOB prompt - WTI Month 1) x 60% + (Group 3 ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Colonial 85 CBOB A grade prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x 60% + (San Fran EPA 10 ppm Diesel pipeline - ANS USWC Month 1) x 40% + 10% (ANS - West Coast High Sulfur Vacuum Gasoil cargo prompt)North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt - ICE Brent) x 50% + (NYH ULSD 15 ppm cargo prompt - ICE Brent) x 50%LLS prices are Month 1, adjusted for complex rollPrior to 2010, GC Colonial 85 CBOB is substituted for GC 87 Conventional 35
Logistics Constraints Create Regional Crude Discounts in U.S. and Canada 36 (CHART) Source: Argus, data as of February 21, 2014 C A G H B E F D I Crude Pricing by Location

Canadian Heavy Crudes Have Several Options to the Gulf Coast

- **Pipeline – industry has several options in various stages to move crude oil from Canada to the U.S. Gulf Coast**
  - **Seaway**
    - Currently shipping light and heavy sour from Cushing to Gulf Coast
    - Expansion expected to complete in 2014
  - **Enbridge Mainline to Flanagan South via Cushing to Seaway**
    - Completion expected mid-2014, but Enbridge admits permit needed to expand Mainline
  - **TransCanada Keystone and Keystone XL**
    - MarketLink from Cushing to Gulf Coast started up in 1Q14
    - XL bullet line from Canada to Cushing timing indefinite due to permit delay, but Jan. 31, 2014 State Department report was constructive
  - **ETP Trunkline project**
    - Options being evaluated by ETP
- **Rail – in progress by industry and VLO**
  - Bitumen and diluted bitumen blends moving from Canada
- **Barge – occurring now by industry and VLO**
  - Via pipeline and rail movements to hubs on Mississippi River, then by barge



Enbridge System
TransCanada Keystone XL
Flanagan South
ETP Trunkline
Seaway
Valero Gulf Coast medium/heavy refineries

Source: Company Reports

37
Valero's View on U.S. Gulf Coast Medium and Heavy Oil Prices Versus Brent 38 38
Increasing U.S. Oil and Natural Gas Production Provides Cost Advantage for Refiners Provides Cost Advantage for Refiners Provides Cost Advantage for Refiners 39 Source: DOE (CHART)
U.S. Gulf Coast is Benefitting from Cost-Efficient Crude Oil Pipeline Additions Rapid increase in pipeline capacities to move inland North American light and heavy crude oils to the Gulf CoastLight crudes have been pricing below LLS in western parts of Gulf Coast (Houston and Corpus)Recent completion of pipelines and increased flows are building crude oil inventories in the Gulf Coast and increasing supply above demand - which should aid discounts to BrentExpect Valero to benefit with over 50% of its refining capacity on the Gulf Coast (CHART) Source: Consultants, company announcements and Valero estimatesNote: Import volumes include light and medium crudes between 28 and 50 API with less than 0.7% sulfur; 2013 data is year-to-date through November U.S. GC Light/Medium Sweet Imports 40
Growth of Crude Oil Pipelines to U.S. Gulf Coast 41 Year-End Throughput Capacities, '000 bpd 2011 2012 2013E 2014E 2015E Announced Start-up Cushing Seaway and Loop 150 400 850 850 2Q12, 1Q13, 2Q14 Keystone MarketLink - - - 700 830 1Q14, 2015 Total - 150 400 1,550 1,680 Permian Longhorn 225 275 275 225 4Q13; 275 mid-14 BridgeTex 300 300 Mid-2014 Plains Cactus 200 2015 SXL Permian Express, Phase 2 150 350 350 150 in 4Q13; P2 in 2Q15 SXL WTG - - 80 80 80 2Q13 Total - - 455 1,005 1,205 Eagleford Harvest 150 150 150 150 Enterprise 350 350 350 350 KinderMorgan 300 300 300 300 Plains 185 185 185 185 NuStar 130 200 200 200 200 Total 130 1,185 1,185 1,185 1,185 Patoka ETP/Trunkline - - - - - Up to 660 Total - - - - - Other Blueknight Silverado 70 70 2Q14 SXL Eaglebine Express - - - 60 60 Mid-2014 Total - - - 130 130 Source: Consultants, company announcements and Valero estimates
Atlantic Basin Closures Reduce Excess Capacity Capacity closures have been concentrated in the Atlantic Basin: U.S. East Coast, Caribbean, Western Europe; expect more will occurCombined with poor reliability and low utilization in Latin American refineries and demand growth in Latin America, creates opportunity for competitive refineries to export quality products 42 (CHART) (CHART) Sources: Industry and Consultant reports and Valero estimates
*Partial closure of refinery captured in capacity. Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery. Sources: Industry and Consultant reports and Valero estimates Global Refining Capacity Rationalization 43 43
Global Refining Capacity For Sale or Under Strategic Review Sources: Industry and Consultant reports and Valero estimates 44 44
Low-Cost U.S. Natural Gas Provides Competitive Advantage 45 U.S. natural gas has traded at a significant discount to Brent crude oil price (on energy equivalent basis)Prices are expected to remain low and disconnected from global oil and gas markets for foreseeable futureVLO refinery operations are sensitive to approximately 800,000 mmBtu/day of natural gas, split roughly in half between operating expense and gross margin (CHART) Source: Argus & Bloomberg; 2013 through November 30 for Japan, December 31 for U.S. & Europe. Natural gas price converted to barrels using factor of 6.05x. Brent$109/bbl U.S. NG$23/bbl($3.73/mmBtu) Japan LNG$95/bbl($15.70/mmBtu) Europe NBP$63/bbl($10.50/mmBtu) /bbl
Gasoline Fundamentals Gasoline Fundamentals (CHART) (CHART) USGC Brent Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2014 data through February 28 Source: DOE weekly data; 2014 data through week ending February 21 Source: DOE weekly data; 2014 data through week ending February 21 U.S. Net Imports of Gasoline and Blendstocks (mbpd) Source: DOE monthly data; 2013 data through December 2013 U.S. Gasoline Days of Supply 46
Distillate Fundamentals 47 (CHART) USGC Brent ULSD Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2014 data through February 28 Source: DOE weekly data; 2014 data through week ending February 21 Source: DOE weekly data; 2014 data through week ending February 21 Source: DOE monthly data; 2013 data through December 2013 U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)
(CHART) U.S. Transport Indicators 48 (CHART) (CHART) Source: U.S. DOE PSM / U.S. DOT FHA Most recent data includes Nov 2013
U.S. Transport Indicators: Trucking 49 (CHART) (CHART) (CHART) (CHART)
(CHART) (CHART) (CHART) Mexico Statistics 50 Diesel Gross Imports (MBPD) Source: PEMEX, latest data January 2014 Gasoline Gross Imports (MBPD) (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization
Venezuelan Exports to the U.S. 51 Source: EIA, December 2013 (CHART)
(CHART) U.S. Gasoline Exports by Destination Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)Source: DOE Petroleum Supply Monthly data as of December 2013. 4 Week Average estimate from Weekly Petroleum Statistics Report and VLO estimates. 52 Strong demand from Latin America, including Mexico, have kept gasoline exports elevated
U.S. Gasoline Imports by Source Gasoline imports have declined steadily since 2007Shutdown of the Atlantic Basin refineries will keep pressure on this trend 53 (CHART) Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)Source: DOE Petroleum Supply Monthly data as of December 2013. 4 Week Average estimate from Weekly Petroleum Statistics Report and VLO estimates.
U.S. Diesel Exports by Destination Source: DOE Petroleum Supply Monthly with data as of December 2013. 4 Week Average estimate from Weekly Petroleum Statistics Report 54 (CHART) 12 Month Moving Average, MBPD Diesel exports to Latin America have exceeded exports to Europe in recent years

U.S. Shifted to Net Exporter

- The transition of the U.S. refining system to being a net exporter to the world market has mitigated the impact of declining domestic demand
  - Large quantities of U.S. diesel and gasoline exports to Latin America and diesel exports to Europe
- International demand has been "pulling" products
- Valero's share of U.S. exports has averaged 20% to 25% over the past few years



U.S. Demand for Refined Products and Net Trade
MMBPD
21
20
19
18
17
16
15
14
1996
1998
2000
2002
2004
2006
2008
2010
2012
U.S. Petroleum Demand Excluding Ethanol and Non-Refinery NGL's
(Refined Product Demand)
Implied Total Production of
U.S. Refined Products
Net Imports
Net
Exports
Implied Production of U.S. Refined
Products for Domestic Use

Note: Implied production = Petroleum demand excluding ethanol and non-refinery NGLs minus product net imports; Source: EIA, Consultant and Valero estimates

55

(CHART) U.S. Shifted to Net Exporter Net Imports Net Exports MBPD As a result of the continued shift towards exports, U.S. net exports of petroleum products have increased from 335 MBPD in 2010 to 2,046 MBPD in 2013Diesel net exports remain strong, with U.S. refiners sending a net of 966 MBPD to other countries in 2013 (Jan-Dec)Gasoline net imports have fallen from almost 1 MMBPD in 2006, to -13 MBPD in 2013 (Jan-Dec)Gasoline and blendstocks have shifted to a net export 56 Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)Source: DOE Petroleum Supply Monthly data as of December 2013.
(CHART) U.S. Competitively Exporting into Growing Markets Source: DOE Petroleum Supply Monthly data as of December 2013; Latin America includes South and Central America plus Mexico. (CHART) U. S. Product Exports By Destination U. S. Product Exports By Source MMBPD 12 Month Moving Average 57 U.S. has become a net exporter of refined products due to growth in developing countries, Atlantic Basin capacity closures, Western European diesel demand, and Latin American refining operating issuesU.S. Gulf Coast (PADD III) is the largest source of exported productsLatin America continues to be the largest U.S. export market, followed by Western Europe
Ethanol Reconciliation of Operating Income to EBITDA EBITDA EBITDA 58
Investor Relations Contacts For more information, please contact:Ashley Smith, CFA, CPAVice President, Investor Relations210.345.2744ashley.smith@valero.comKaren NgoManager, Investor Relations210.345.4574karen.ngo@valero.com John LockeExecutive Director, Investor Relations210-345-3077john.locke@valero.com 59